UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 3, 2008

COUGAR BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51473	20-2903204
(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Blvd, Suite 1200

Los Angeles, CA 90024

(Address of principal executive offices) (Zip Code)

(310) 943-8040

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2007, Cougar Biotechnology, Inc. (the “Company”) awarded to Alan H. Auerbach, the Company’s President and Chief Executive Officer, a 10-year stock option to purchase 150,000 shares of the Company’s common stock . The stock option was granted pursuant to the Company’s 2003 Stock Option Plan, vests in four equal annual installments commencing June 3, 2009 and is exercisable at a price per share of $28.43.

Item 8.01	Other Events.

On June 2, 2008, the Company issued a press release announcing results from ongoing clinical trials of the Company’s investigational drug CB7630 (abiraterone acetate), which data were presented at the 2008 Annual Meeting of the American Society of Clinical Oncology. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated June 2, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2008

Cougar Biotechnology, Inc.

By:	/s/ Charles R. Eyler
Charles R. Eyler
Vice President, Finance

INDEX TO EXHIBITS FILED WITH THIS REPORT

Exhibit No.	Description

99.1	Press release issued June 2, 2008

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